Exhibit 99.3 Initial Phase 2 Results From Atumelnant* (CRN04894) in Congenital Adrenal Hyperplasia (CAH) and ACTH- dependent Cushing’s Syndrome (ADCS) June 3rd, 2024 * Proposed international nonproprietary name under review

Safe Harbor Statement This presentation contains forward-looking statements. Crinetics Pharmaceuticals, Inc. (“Crinetics,” the “company,” “we,” “us,” or “our”) cautions you that statements contained in this presentation regarding matters that are not historical facts are forward-looking statements. These statements are based on the company’s current beliefs and expectations. Such forward- looking statements include, but are not limited to, statements regarding: the potential benefits of atumelnant (CRN04894) in patients with Congenital Adrenal Hyperplasia (“CAH”) or ACTH- Dependent Cushing’s syndrome (“ADCS”); the potential benefits of paltusotine for acromegaly patients and patients with carcinoid syndrome; the potential for the PATHFNDR program to support registration of paltusotine for all acromegaly patients who require pharmacotherapy; the expected plans and timing for data and data readouts from ongoing clinical studies; plans and timing for sharing the full results of the Phase 2 study of atumelnant with the FDA to align on one or more Phase 3 programs; the plans and timelines for the clinical development of atumelnant and paltusotine, including the therapeutic potential and clinical benefits or safety profile thereof as well as atumelnant’s ability to revolutionize the treatment for CAH and ADCS or our ability to commercialize atumelnant globally; the expected timing of the submission of a new drug application for paltusotine for the treatment of acromegaly or for carcinoid syndrome and the plans and timelines for the commercial launch paltusotine if approved; the expected timing of initiation of a Phase 3 program in patients with carcinoid syndrome; our plans to identify and create new drug candidates for additional diseases or the potential for any such new drug candidates to show safety or efficacy and the expected plans and timing for candidate selection and clinical development of such candidates; our plans to identify and create new drug candidates for additional diseases; the direction or trajectory of the Company’s potential future growth, the receipt of any revenues from product sales and the ability of such revenues to support continued growth, and our expected plans and timing for commercialization of paltusotine, altumenant and other product candidates pending regulatory approval. In some cases, you can identify forward-looking statements by terms such as “may,” “believe,” “anticipate,” “could,” “should,” “estimate,” “expect,” “intend,” “plan,” “project,” “will,” “contemplate,” “predict,” “continue,” “forecast,” “aspire,” ”lead to,” “designed to,” “goal,” “potential,” “target,” “our vision,” “our mission” or the negative of or other similar terms. These statements speak only as of the date of this presentation, involve known and unknown risks, uncertainties, assumptions, and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, without limitation: topline and initial data that we report may change following a more comprehensive review of the data related to the clinical studies and such data may not accurately reflect the complete results of a clinical study, and the FDA and other regulatory authorities may not agree with our interpretation of such results; the risk that preliminary results of preclinical studies or clinical studies do not necessarily predict final results and that one or more of the clinical outcomes may materially change as patient enrollment continues, following more comprehensive reviews of the data, and as more patient data become available, the possibility of unfavorable new clinical data and further analyses of existing clinical data; potential delays in the commencement, enrollment and completion of clinical studies and the reporting of data therefrom; the FDA or other regulatory agencies may require additional clinical studies or changes to our planned clinical studies of paltusotine prior to and in support of the approval of a New Drug Application or applicable foreign regulatory approval; international conflicts may disrupt our business and that of the third parties on which we depend, including delaying or otherwise disrupting our clinical studies and preclinical studies, manufacturing and supply chain, or impairing employee productivity; our dependence on third parties in connection with product manufacturing, research and preclinical and clinical testing; the success of our clinical studies, nonclinical studies and preclinical studies; regulatory developments or price restrictions in the United States and foreign countries; unexpected adverse side effects or inadequate efficacy of our product candidates that may limit their development, regulatory approval and/or commercialization; our ability to obtain and maintain intellectual property protection for our product candidates; we may use our capital resources sooner than we expect; and other risks described under the heading “Risk Factors” in documents we file from time to time with the Securities and Exchange Commission (“SEC”). Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and, except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. This presentation also contains estimates relating to addressable patients, addressable market or the potential market opportunity for our product. Projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. 2

Crinetics’ Vision for Atumelnant* A single pill, taken once a day, that reliably enables people struggling with either CAH or ADCS to achieve normal, healthy hormone levels that will improve their daily lives. OUR MISSION To revolutionize the treatment paradigm for CAH and ADCS with an unprecedented, transformative therapy and bring this medicine to all people around the world. *Atumelnant is a clinical stage investigational compound that has not yet been approved by any regulatory authority. 3 CAH: Congenital adrenal hyperplasia. ADCS: ACTH-dependent Cushing’s syndrome.

Profound, Rapid and Sustained Reductions of A4 and 17-OHP in Congenital Adrenal Hyperplasia with Atumelnant EFFICACY ✓ 100% (n=6/6) of participants maintained androstenedione (A4) <ULN at all time points on atumelnant (80 mg) • A4 and related androgens are key drivers of disease pathophysiology • A4 is a potential endpoint in registrational trials ✓ >90% reduction of A4 and 97% reduction of 17-OHP on atumelnant (80 mg) beginning at 2 weeks and sustained through 12 weeks Two female participants resumed regular menstrual cycles on atumelnant (80 mg) ✓ who had not menstruated in > 2 years previously SAFETY Atumelnant has been well-tolerated with no treatment-related severe or serious adverse events ✓ More data from additional patients and dose levels expected in 2H 2024 ULN: Upper limit of normal. 17-OHP: 17-Hydroxyprogesterone. A4: Androstenedione. 4 Data presented represents data cut off date of May 21st, 2024. Available data: 80 mg: n=4 at 12 weeks; n=2 at 6 weeks; 40 mg: n=4 for 2 weeks.

Profound, Rapid and Sustained Reduction of Excess Cortisol in ACTH-dependent Cushing’s Syndrome with Atumelnant EFFICACY ✓ 100% (n=5/5) of participants achieved normal 24h Urinary Free Cortisol (UFC) on atumelnant (80 mg) • UFC normalization has been recommended by FDA as a primary endpoint ✓ ALL patients experienced improvements in 2 or more clinical symptoms SAFETY Atumelnant was generally well-tolerated ✓ More data from additional patients and dose levels expected in 2H 2024 5 ULN: Upper limit of normal. UFC: Urine free cortisol.

Disruptions in the HPA Axis Lead to Diseases of Excess ACTH and Excess Adrenal Activation

	Normal	Cushing's Disease (CD)	Congenital Adrenal Hyperplasia (CAH)



Circadian Clock
Stress
Hypothalamus
AVP
CRF
Negative Feedback
Pituitary
ACTH
5 – 60 pg/mL [1,4,5]
Cortisol
Normal activation
Hypothalamus
AVP
CRF
Negative Feedback Unable to Regulate Excess ACTH from Tumor
ACTH
20-200 pg/mL[1]
Pituitary Tumor
Effect: Elevated Cortisol
Excess activation
Hypothalamus
AVP
CRF
Loss of Negative Feedback
ACTH
150-500 pg/mL[2,3]
Pituitary
Effect: Deficient Cortisol Elevated Androgens (A4)
21-hydroxylase mutation
Excess activation

Cause	ACTH-secreting tumor	Inability to produce cortisol leads to loss of negative feedback & excess ACTH
U.S. Prevalence	11,200	27,000
Symptoms	Central obesity and round face; Dorsal and supraclavicular fat pads; Hypertension; Stretch marks; Bone loss; Hyperglycemia; Psychiatric disturbances	Adrenal insufficiency; Infertility; Hirsutism; Short stature; Precocious puberty; ambiguous genitalia at birth, Adrenal rest tumors

6

Raff et al. *Compr Physiol* 2015, Petersen *Acta Pediatr Scand* 1981, NBIX ENDO Online 2020 presentation, Oster et al., *Endocrine Reviews* 2017.
HPA: Hypothalamic-pituitary-adrenal. A4: Androstenedione; 17-OHP: 17-hydroxyprogesterone, ACTH: Adrenocorticotropic hormone.

Crinetics

CONGENITAL ADRENAL HYPERPLASIA

Atumelnant: Second Clinical Asset in Late-Stage Development Skillfully Crafted to Help Subjects Reach Their Treatment Goals



Stress
Hypothalamus
Circadian Clock
CRF
AVP
Glucocorticoids
Pituitary
CRF Antagonists
Atumelnant
(ACTH Antagonist)
ACTH
A4
17-OHP
Adrenal Gland

Lead Indication: Congenital Adrenal Hyperplasia (CAH)

Estimated ~27,000 people in the US based on genetic prevalence

Treatment Goals

- Normalize/eliminate adrenal androgen production
- Restore normal menstrual cycles and fertility in women
- Shrink testicular adrenal rest tumors, alleviate pain, restore fertility in men
- Avoid complications of glucocorticoid excess (e.g weight gain, hypertension, bone disease) and enable physiologic replacement levels

8

AVP: arginine vasopressin, CRF: corticotropin releasing factor; A4: Androstenedione; 17-OHP: 17-hydroxyprogesterone, ACTH: Adrenocorticotropic hormone.

Crinetics Pharmaceuticals

Atumelnant: The First Oral, Selective ACTH Antagonist Atumelnant is an investigational drug being evaluated in clinical studies for CAH. Atumelnant has not yet been approved by any regulatory authority. 9 A4: Androstenedione; 17-OHP: 17-hydroxyprogesterone, ACTH: Adrenocorticotropic hormone. MC2R: Melanocortin receptor 2.

Updated Design and Status: Phase 2 Atumelnant in Congenital Adrenal Hyperplasia (CAH) (TouCAHn)

TOUCAHN

Key Eligibility Criteria

N=24

- Male or female participants ≥18 to 75 years. Age: ≥16 years (US)
- Classic 21-hydroxylase deficiency
- On ≥15mg Hydrocortisone equivalent daily dose
- A4 >1.5xULN

Treatment Arms:

- 3 cohorts, each 12 weeks (N=6-12)

80 mg Once Daily (n=9)

40 mg Once Daily (n=9)

120 mg Once Daily (n=6)

Pre-trial glucocorticoid therapy (dose and regimen) maintained throughout the trial

Objectives: Evaluate the Safety, Efficacy, and Pharmacokinetics of atumelnant

Primary Endpoint: Change from baseline in morning serum A4 at week 12
Secondary Endpoint: Change from baseline in morning serum 17-OHP at week 12
Primary Safety Assessment: Incidence of TEAEs throughout the study

A4: Androstenedione; ULN: Upper limit of normal; 17-OHP: 17 hydroxyprogesterone; TEAE: Treatment emergent adverse event.
Baseline is defined as the last morning window value (i.e. the average of any early morning samples on or after 06:00 but prior to 11:00) prior to the first dose of atumelnant.

10

Crinetics Pharmaceuticals

Demographics and Baseline Characteristics 40 mg 80 mg All Participants N=4 N=6 N=10 24.3 (22-27) 35.2 (25-42) 30.8 (22-42) Age (yrs), mean (range) Female, n (%) 0 5 (83%) 5 (50%) 2 BMI (kg/m )*, mean (range) 26.5 (21.7-30.2) 30.9 (22.3-35.8) 29.0 (21.7-35.8) Baseline Biomarker levels A4 (ng/dL), mean (range) 1,680 (1,180-2,465) 838** (116-2,755) 1,175 (116-2,755) 17-OHP (ng/dL), mean (range) 15,600 (12,150-22,800) 9,880 (4,740-24,300) 12,168 (4,740-24,300) ACTH (pg/mL), mean (range) 658 (115-1,082) 554 (155-1,009) 596 (115-1,082) Glucocorticoid dose*** (mg/day), mean (range) 28 (20-40) 35 (25-40) 32 (20-40) • A4 (ng/dL) – Male: 150, Female: 200 Upper limit of normal (ULN): • 17-OHP (ng/dL) – Male: 220, Female (luteal): 285 • ACTH (pg/mL): 63 * One participant in 80mg had no height assessment at baseline and was excluded in the summary. ** Central laboratory data reported. 2 participants entered the 11 study based on elevated A4 levels measured locally that were >1.5 ULN. *** In hydrocortisone equivalents. Available data: 80 mg: n=4 for 12 weeks; n=6 for 6 weeks; 40 mg: n=4 for 2 weeks.

No Significant Safety Signals Reported Summary of TEAEs by Preferred Term (Reported by ≥2 of Total Participants) 40 mg 80 mg All N=4 N=6 N=10 n (%) n (%) n (%) Preferred Term Participants with at least 1 TEAE 3 (75%) 4 (67%) 7 (70%) Fatigue 2 (50%) 1 (17%) 3 (30%) Headache 2 (50%) 0 2 (20%) Upper respiratory tract infection 0 2 (33%) 2 (20%) • No severe or serious adverse events and no discontinuations • Both atumelnant 80 mg and 40 mg have been generally well tolerated • All adverse events have been either mild or moderate and transient • No significant changes in safety labs or electrocardiograms Data presented represents data cut off date of May 21st, 2024. Available data: 80 mg: n=4 for 12 weeks; n=6 for 6 weeks; 40 mg: n=4 for 2 weeks. 12 TEAE = treatment emergent adverse event.

Atumelnant (80 mg) Profoundly and Rapidly Reduced Mean A4, Sustained at 12 Weeks Atumelnant 2000 1800 1600 80 mg 1400 1200 1000 -91%* 800 -96%* (at the earliest (sustained at 12wks) 600 timepoint measured) 400 Female ULN 200 Male ULN 0 Baseline 2 6 12 (EOT) 14 Week Number of Participants: 80 mg 6 6 6 4 4 * Percent change between mean baseline and mean post-baseline value. 13 ULN: Upper limit of normal. EOT: End of Treatment Available data: 80 mg: n=4 for 12 weeks; n=6 for 6 weeks. Mean (SE) of Morning Serum A4 (ng/dL)

Atumelnant (80 mg) Induced Rapid, Profound and Sustained Reduction of A4 in all Participants Participant 1 (M) Participant 2 (F) Participant 3 (F) Participant 4 (F) Participant 5 (F) Participant 6 (F) Atumelnant 2800 2600 1000 800 600 Two female subjects had first menstruation in >2 years. Regular menstrual cycles resumed during study 400 Female ULN 200 Male ULN 0 Baseline 2 6 12 (EOT) 14 Week M: Male; F: Female, EOT: End of Treatment. Participant 5 reported resumed menses on day 18, Participant 6 reported resumed menses on day 42. Captured as part of a 14 menstrual cycle diary in the study. Available data: 80 mg: n=4 for 12 weeks; n=6 for 6 weeks. Morning Serum A4 (ng/dL)

Atumelnant (40 mg) Also Lowered A4 Levels Atumelnant 2000 1800 1600 40 mg 80 mg 1400 1200 1000 -91%* -96%* 800 (at the earliest (sustained at 12wks) 600 timepoint measured) 400 Female ULN 200 Male ULN 0 Baseline 2 6 12 (EOT) 14 Week Number of Participants: 40 mg 4 4 0 0 0 80 mg 6 6 6 4 4 * Percent change between mean baseline and mean post-baseline value. 15 ULN: Upper limit of normal, EOT: End of Treatment. Available data: 80 mg: n=4 for 12 weeks; n=6 for 6 weeks; 40 mg: n=4 for 2 weeks. Mean (SE) of Morning Serum A4 (ng/dL)

Atumelnant (80 mg) Profoundly and Rapidly Reduced Mean 17-OHP, Sustained at 12 Weeks Atumelnant 18000 16000 14000 80 mg 12000 10000 8000 -97%* 6000 -94%* (at the earliest (sustained at 12wks) 4000 timepoint measured) 2000 Female ULN 0 Male ULN Baseline 2 6 12 (EOT) 14 Week Number of Participants: 80 mg 6 6 6 4 3 * Percent change between mean baseline and mean post-baseline value. 16 ULN: Upper limit of normal, EOT: End of Treatment. Available data: 80 mg: n=4 for 12 weeks; n=6 for 6 weeks. Mean (SE) of Serum 17-Hydroxyprogesterone (ng/dL)

Atumelnant (80 mg) Induced Rapid, Profound and Sustained Reduction of 17-OHP in all Participants Participant 1 (M) Participant 2 (F) Participant 3 (F) Participant 4 (F) Participant 5 (F) Subject 6 (F) Atumelnant 25000 20000 15000 10000 5000 Female ULN 0 Male ULN Baseline 2 6 12 (EOT) 14 Week EOT: End of Treatment. 17 Available data: 80 mg: n=4 for 12 weeks; n=6 for 6 weeks. Serum 17-Hydroxyprogesterone (ng/dL)

Atumelnant (40 mg) Also Lowered 17-OHP Levels Atumelnant 18000 16000 40 mg 80 mg 14000 12000 10000 8000 -97%* 6000 -94%* (at the earliest (sustained at 12wks) 4000 timepoint measured) 2000 Female ULN 0 Male ULN Baseline 2 6 12 (EOT) 14 Week Number of Participants: 40 mg 4 4 0 0 0 80 mg 6 6 6 4 3 * Percent change between mean baseline and mean post-baseline value. 18 ULN: Upper limit of normal, EOT: End of Treatment. Available data: 80 mg: n=4 for 12 weeks; n=6 for 6 weeks; 40 mg: n=4 for 2 weeks. Mean (SE) of Serum 17-Hydroxyprogesterone (ng/dL)

Phase 2 Goal: Achieving Healthy Hormone Levels with Atumelnant Normalize A4 at Physiologic Glucocorticoid Replacement Phase 3 study to be designed to benefit all patients with unhealthy hormone levels (A4 or GC) Phase 2 Participants: 900 High A4, High GC High A4, Normal GC 800 700 600 91% A4* Unhealthy Hormone 500 Levels 400 300 200 Healthy 100% A4 Hormone 100 Normal A4, High GC Levels Normalization* 0 0 5 10 15 20 2 GC Dose (Hydrocortisone Equivalent) (mg/m /day) 19 GC: glucocorticoid; A4: androstenedione. *Phase 2 results with 80 mg atumelnant at 2 weeks.. Androstenedione Level (A4) (ng/dL)

ACTH DEPENDENT CUSHING’S SYNDROME

Atumelnant in ACTH-dependent Cushing’s Syndrome ACTH-dependent Cushing’s Syndrome (ADCS) Treatment Goals • Control cortisol levels and reduce associated complications (e.g., cardiovascular disease, infections, thromboembolism, diabetes, fractures) • Correct ADCS symptoms and patient reported outcomes (weight gain, fatigue etc.) • Lower systolic blood pressure and lower doses of BP meds • Reduce androgens, restore menstruation, reduce hirsutism (women) and acne • Improvement in glucose control Kim SH, Han S, Zhao J, et al. Discovery of CRN04894: A novel potent selective MC2R antagonist. ACS Med Chem Lett. 2024;15(4):478-485. 21 ACTH: adrenocorticotrophic hormone; AVP: arginine vasopressin; CRF: corticotropin-releasing factor.

Despite Recent Medical Advances, Optimal ADCS Medical Treatment Remains Elusive

Unpredictable outcomes with existing therapies

~50-80% efficacy but with unpredictable effects and lack of response in many patients

Therapies given multiple times daily

Unacceptable delay to cortisol normalization

Laborious Titration schedules (every 2+ weeks or longer)

"Change in treatment should be considered if cortisol levels are persistently elevated after 2–3 months on max tolerated doses" [1]

Multiple Limiting Adverse events

- Hepatotoxicity
- Hypokalemia
- Hypertension
- Hyperandrogenism
- Hypogonadism
- QT prolongation

22

1. Fleseriu, Maria, et al. "Consensus on diagnosis and management of Cushing's disease: a guideline update." *The Lancet Diabetes & Endocrinology* 9:847-875, 2021.
ADCS: ACTH-dependent Cushing's syndrome.

Crinetics Pharmaceuticals

Open-Label Trial of Atumelnant in ACTH-dependent Cushing’s Syndrome (ADCS) Sequential Multiple Ascending Dose Cohorts Treatment Arms: Key Eligibility Criteria • 3 cohorts, 10 days treatment N=18 • Male or female, aged 18- 80 mg Once Daily (n=6) 75 years • ADCS or Ectopic ACTH 120 mg Once Daily (n=6) syndrome TBD (n=6) Objectives: Evaluate the Safety and PK of Atumelnant for the Treatment of Cushing's Syndrome Primary Endpoints: Safety, tolerability and pharmacokinetics assessments Secondary Endpoints: Dose in third cohort of study will be • Change from baseline in early morning serum cortisol at Day 11 determined after review of results from Exploratory Endpoints: first two cohorts at 80 mg and 120 mg • To demonstrate the lowering of 24-hour urinary free cortisol • Proportion of participants who normalize UFC at Day 10 23 * Day 10 listed as beginning of sampling.

Demographics and Baseline Characteristics 80 mg N=5 Age (yrs), median (range) 47 (34-55) Male, n (%) 4 (80%) 2 BMI (kg/m ), median, (range) 36 (24-43) 24h mUFC (ug/24h), median (range) 252 (99-293) ACTH (pg/mL), median (range) 49 (26-1,504) Reference range (RR): <45 ug/24h for mUFC and 5-46 pg/mL for ACTH. 24 BMI: Body mass index. UFC: Urine free cortisol. ACTH: Adrenocorticotropic hormone.

Safety and Tolerability • Atumelnant 80 mg was generally well tolerated in this study • Predefined biochemical adrenal insufficiency (serum cortisol <5 µg/dL) observed in all patients treated to date. Consistent with the known mechanism and pharmacology • Two participants with pre-existing steatosis had small increases in ALT (<1.5x ULN) o No changes in bilirubin or AST • Other AEs reported were mild to moderate: o Headache (4/5) and anorexia/nausea (4/5) coincided with AM cortisol <5 mcg/dL; most symptoms improved with HC add-back o Fatigue, malaise, itching, edema, sinus congestion each once 25 ALT: Alanine Transaminase. ULN: Upper limit of normal. AST: Aspartate Aminotransferase. AE: Adverse event.

Morning Serum Cortisol: All Participants Rapidly Achieved Serum Cortisol Levels <5 µg/dL Participant 1 Participant 2 Participant 3 Participant 4 Participant 5 30 Atumelnant 25 20 15 10 5 5 µg/dL* Biochemical Adrenal Insufficiency 0 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 Day HC Add Back Started 26 HC: Hydrocortisone. Serum Cortisol (µg/dL)

24h Urine Free Cortisol: Sustained at or Below the ULN and Maintained Control with Hydrocortisone (HC) Add Back Participant 1 Participant 2 Participant 3 Participant 4 Participant 5 350 Atumelnant 300 250 200 150 100 50 ULN 0 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 Day HC Add Back Started 27 ULN: Upper limit of normal. Urine Free Cortisol (µg/24 hr)

Every Participant Experienced Improvement in Multiple Clinical and/or Cushing’s Lab Features Participant 1 2 3 4 5 Total Insomnia 4/4 ˜˜ -˜˜ Irritability 3/3 -˜ -˜˜ Malaise 1/1 - - - -˜ Poor concentration 4/5 ˜˜˜˜˜ Anxiety/depression 3/4 -˜˜˜˜ Clinical Features Fatigue 2/3 ˜ - -˜˜ Low Libido 2/3 ˜˜ - -˜ Brain Fog 3/5 ˜˜˜˜˜ Hypertension 3/5 ˜˜˜˜˜ Swelling/bloating 2/4 ˜ -˜˜˜ Normalization of neutrophilia 3/3 ˜ -˜˜ - Laboratory Features Normalization of leukocytosis 2/2 - -˜˜ - of ADCS Normalization of low testosterone 3/4 ˜˜˜˜ - Reported and improved Reported but not improved ˜˜ - Not reported as bothersome or abnormal at entry 28 ADCS: ACTH-dependent Cushing’s syndrome.

Atumelnant Program: Summary of Results and Next Steps Summary: Phase 2 Data Exceeded Expectations with Unprecedented Effects • Profound, rapid and sustained biomarker reduction in both CAH and ADCS • Generally safe and well-tolerated • Early signs of clinical symptom improvement in both CAH and ADCS • Initial data support advancing towards Phase 3 in CAH • Initial data support advancing towards later stage development in ADCS Immediate Next Steps • Complete the Phase 2 study in CAH (TouCAHn) and report top-line data in 2H 2024 • Complete the Phase 1b/2a study in ADCS and report additional data 2H 2024 • Design Phase 3 trial for CAH and align with regulators • Design ADCS later stage development plan and align with regulators 29 CAH: Congenital adrenal hyperplasia. ADCS: ACTH-dependent Cushing’s syndrome.

Crinetics is Building the Premier Fully Integrated Endocrine-Focused Pharmaceutical Company

2024 — 1st Phase 3 Completion

- ✓ 1Q Carcinoid Syndrome Phase 2 data readout
- ✓ 1Q Acromegaly PATHFNDR-2 Phase 3 data readout
- ✓ 2Q Initial Phase 2 data readouts in CAH and Cushing's disease
- 2H File Acromegaly NDA
- 2H Start Carcinoid Syndrome Phase 3*
- 2H additional CAH and Cushing's Data
- New drug candidates enter development

2025 — 1st Commercial Launch

- 1H Commence CAH Phase 3*
- 2H Paltusotine acromegaly PDUFA** and launch**
- Later-stage ADCS development*
- Human POC from new drug candidates***
- New drug candidates enter development (obesity)***

2026 - 2030 — Sales-Funded Growth

- Paltusotine launch in Carcinoid Syndrome**
- Atumelnant launch in CAH**
- Multiple additional commercial launches**
- Revenues from product sales to support growth
- Continuous stream of clinical catalysts
- New assets emerging from discovery into development

Strategic Approach to **Growing Long-term Value**

*Pending alignment with FDA **Pending NDA submission, acceptance and regulatory approval
***Pending clinical development of new drug candidates for additional diseases

30

NDA: New drug application. CAH: Congenital adrenal hyperplasia; PDUFA: Prescription Drug User Fee Act. ADCS: ACTH-dependent Cushing's syndrome. POC: Proof of concept.

Crinetics Pharmaceuticals

Scott Struthers, Ph.D. Founder and Chief Executive Officer Q&A Dana Pizzuti, M.D. Chief Medical & Development Officer Alan Krasner, M.D. Chief Endocrinologist Jim Hassard Chief Commercial Officer 31